UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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COMARCO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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COMARCO, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held
August 20, 2009
To the Shareholders of Comarco, Inc.:
     The 2009 Annual Meeting of the Shareholders of Comarco, Inc., a California corporation (the “Company”), will be held on August 20, 2009 at 10:00 a.m., local time, at the Company’s corporate offices, which are located at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, for the following purposes:
     1. To elect five Directors;
     2. To ratify the appointment by the Company’s Audit and Finance Committee of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2010; and
     3. To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only holders of record of the Company’s common stock at the close of business on July 16, 2009 are entitled to notice of and to vote at the Annual Meeting.
     The Board of Directors of the Company intends to present Robert J. Majteles, Jeffrey R. Hultman, Samuel M. Inman, III, Gerald D. Griffin and Richard T. LeBuhn as nominees for election as Directors at the Annual Meeting.
     Each shareholder is cordially invited to attend and vote in person at the meeting. TO ASSURE REPRESENTATION AT THE MEETING, HOWEVER, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. Shareholders who attend the meeting may still vote in person, even if they have previously voted by proxy.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Alisha K. Charlton

Alisha K. Charlton, Secretary
Lake Forest, California
July 24, 2009
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2009
     This proxy statement and the Company’s 2009 Annual Report to Shareholders are available online at www.edocumentview.com/cmro.

COMARCO, INC.
25541 Commercentre Drive, Suite 250
Lake Forest, CA 92630
(949) 599-7400

PROXY STATEMENT

For Annual Meeting of Shareholders
To Be Held
August 20, 2009
GENERAL INFORMATION
     The Board of Directors (the “Board”) of Comarco, Inc., a California corporation (the “Company”), furnishes this Proxy Statement in connection with the solicitation of proxies to be used at the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on August 20, 2009 at 10:00 a.m., local time, at the Company’s corporate offices, which are located at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders may obtain directions to the Annual Meeting by writing to the Company at its corporate offices or by calling (949) 599-7400. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about July 24, 2009.
     A shareholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing with the Secretary of the Company an instrument in writing revoking the proxy, (2) filing with the Secretary of the Company a duly executed proxy bearing a later date or (3) attending the Annual Meeting and voting the shares in person. In the absence of such revocation, all shares represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted “FOR” each of the nominees of the Board and “FOR” the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2010 (“fiscal 2010”), and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
     The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by the Company. The Company may make arrangements with various brokerage houses or other nominees to send proxy materials to the beneficial owners of stock and may reimburse them for their reasonable expenses in connection therewith.
     The Company’s officers, employees and directors may supplement the original solicitation of proxies personally or by telephone, facsimile, email, mail or other means of communication. We will pay no additional compensation to such persons for any of these activities. Additionally, the Company may engage a proxy solicitation firm to assist in the solicitation of proxies personally or by telephone, facsimile, email, mail or other means of communication, although it has no present plans to do so. If the Company engages a proxy solicitation firm to assist in the solicitation of proxies, the Company estimates that the fees paid to such firm would not exceed $5,000 plus out-of-pocket expenses.
     If a shareholder shares an address with another shareholder, each shareholder may not receive a separate copy of our proxy materials, our annual report on Form 10-K and most other mailings. Shareholders who do not receive a separate copy of our proxy materials and 2009 annual report and who would like to receive a separate copy in their name may request to receive a separate copy by calling (949) 599-7551 or by writing to Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, Attn: Corporate Secretary. Shareholders who share an address and receive multiple copies of our proxy materials and annual report can also request to receive only one copy, or any shareholder may request additional copies, by following the instructions above. The request to eliminate duplicate copies of mailings to a household must be made by each person in the household entitled to receive the materials.

     This proxy statement and the Company’s 2009 Annual Report to Shareholders are available online at www.edocumentview.com/cmro.
     Attendance at the Annual Meeting is limited to shareholders and holders of valid proxies. You may be asked to present a valid form of government-issued personal identification such as a driver’s license or passport. Cameras and other recording devices will not be permitted at the Annual Meeting. If your shares are held in street name and you would like to attend the Annual Meeting, you should ask the broker, bank, trust or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the Annual Meeting.
VOTING RIGHTS
     The Company’s only outstanding class of voting securities is its common stock. Only shareholders of record at the close of business on July 16, 2009 will be entitled to vote at the Annual Meeting. At July 16, 2009, there were 7,326,671 shares of common stock outstanding. The holders of record of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business. Each share is entitled to one vote, except that each shareholder is entitled to cumulate his or her shares in the election of directors, provided that at least one shareholder has given notice before or at the meeting and prior to the voting of the shareholder’s intention to do so. If cumulative voting is in effect, each shareholder may cumulate votes for one or more candidates, provided that the name(s) of such candidate or candidates have been placed in nomination prior to the voting. To cumulate votes, a shareholder may vote for any one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or alternatively, distribute any such votes among as many of the candidates as the shareholder thinks fit. If cumulative voting procedures are invoked, the proxy holders indicated in the accompanying proxy will have the right in their discretion to cumulate votes represented by the proxies that they hold, and to cast such cumulated votes among all or any of the nominees in such manner as they deem appropriate.
     We encourage you to vote promptly. You may vote in one of the following ways:
          By Mail. If you are a holder of record and are located in the U.S., you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you are located outside the U.S., you should add the necessary postage to the enclosed envelope to assure delivery. In order to ensure that your vote is received on or prior to the date of the Annual Meeting, we recommend that your proxy card be returned to us by overnight mail.
          By Telephone. If you are a holder of record and are located in the U.S. or Canada, you can vote your proxy by calling the toll-free telephone number on the proxy card. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card.
          By Internet. If you are a holder of record, you can also vote your proxy by the Internet. The enclosed proxy card indicates the website you may access for Internet voting. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. You may incur costs such as telephone and Internet access charges if you vote by the Internet.
          At the Annual Meeting. The way you vote your shares of common stock now will not limit your right to change your vote at the Annual Meeting if you attend in person. If you attend the Annual Meeting, we will give you a ballot when you arrive. However, if you hold shares through a broker, bank or other nominee, you must provide a legal proxy from such broker, bank or nominee evidencing your authority to vote shares that the institution or other nominee held for your account at the close of business on July 16, 2009. You must contact your broker, bank or other nominee directly in advance of the Annual Meeting to obtain a legal proxy.
     Whether or not you attend the Annual Meeting, if your shares of common stock are held by a broker, bank or other nominee in “street name,” then you must obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct the broker to vote your shares.
     With respect to shares of common stock held by brokers in street name for the beneficial owners thereof, (1) the election of directors and (2) the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal 2010 are “routine” matters upon which the brokers, as the holders of record, may vote the shares for which the beneficial owners have not provided them specific instructions.

A broker non-vote may occur when a nominee holding shares of common stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting.
     With respect to the election of directors, the five nominees receiving the greatest number of votes at the Annual Meeting shall be elected as directors. Abstentions and broker non-votes will have no effect on the election of any director.
     An affirmative vote of the holders of a majority of shares of common stock present, or represented by proxy at the Annual Meeting, and voting on the proposal, together with the affirmative vote of a majority of the required quorum, will be required to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm. Abstentions and broker non-votes will have no effect on the determination of whether the proposal to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm has received the vote of a majority of the shares of common stock present or represented by proxy and voting on the proposal. However, abstentions and broker non-votes could prevent the approval of the proposal where the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

Item 1 on Proxy Card
ELECTION OF DIRECTORS
     Five directors will be elected at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Robert J. Majteles, Jeffrey R. Hultman, Samuel M. Inman, III, Gerald D. Griffin and Richard T. LeBuhn for election as directors.
     Each nominee has consented to be named in the Proxy Statement as a nominee and has agreed to serve as a director if elected. Each director elected at the Annual Meeting will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified. Unless cumulative voting is in effect, it is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the five nominees of the Board. While the Company has no reason to believe that any of the nominees will be unable to serve as a director, it is intended that if such an event should occur, such shares will be voted for the remainder of the nominees and for such substitute nominee or nominees as may be selected by the Board, unless a shareholder withholds authority to vote his shares (i) for all of the nominees by so indicating on the enclosed proxy card or (ii) for any one or more of the nominees by checking their names in the space provided on such card, in which case his shares will not be voted for such nominee or nominees. If cumulative voting is in effect for the election of directors, the proxy holders will have the discretion to cumulate votes as provided by California law (see “VOTING RIGHTS” above) and to distribute such votes among all or any of the nominees in such manner as they deem appropriate.
     All of the nominees are currently serving as directors of the Company. The term of office of each of the current directors expires on the date of the Annual Meeting. Messrs. Hultman, Inman, Griffin and LeBuhn were elected at the 2008 annual meeting of shareholders. Mr. Majteles was appointed to the Board on June 25, 2008.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE BOARD’S NOMINEES.
     The following table sets forth information concerning the nominees and is followed by a brief biography of each nominee.

			Year First
			Elected	Other Public Company
Name	Age	Principal Position	Director	Directorships
Robert J. Majteles	44	Chairman of the Board	2008	Rovi Corporation; U.S. Auto Parts Network, Inc.; Unify Corporation; Adept Technology, Inc.; iPass Inc.
Jeffrey R. Hultman	69	Director	2000	None
Samuel M. Inman, III	58	Director and President and Chief Executive Officer	2007	None
Gerald D. Griffin	74	Director	1986	None
Richard T. LeBuhn	44	Director	2008	None
     Mr. Majteles was appointed to the Board on June 25, 2008, and became Chairman of the Board on December 16, 2008. Mr. Majteles is the managing partner of Treehouse Capital, LLC (“Treehouse”), an investment firm. In addition, Mr. Majteles is a Lecturer at the Haas School of Business and the Boalt Hall School of Law at the University of California, Berkeley. Mr. Majteles holds a B.A. from Columbia University and a J.D. from Stanford University. Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Fund, L.P. have entered into an agreement with Mr. Majteles and Treehouse pursuant to which Treehouse, through Mr. Majteles, provides certain advisory services for the funds on request. If Mr. Majteles’ services are requested by the funds with respect to a particular portfolio investment, Treehouse is entitled to 10% of the funds’ “net gain” (as defined in the agreement) or “net loss” (as defined in the agreement) on the investment during the term of the agreement, offset by certain fees that may be paid by the portfolio company to Treehouse or Mr. Majteles directly. Under the agreement, Mr. Majteles is required to act independently of the funds in discharging his fiduciary duties to shareholders of any company for which he serves as a member of the board of directors and also is obligated not to disclose to the funds or use for his own benefit any confidential information he obtains in connection with his service for a particular portfolio company. Mr. Majteles does not have or share voting or dispositive power over any securities held by the funds. Mr. Majteles has agreed to serve as a member of our Board of Directors pursuant to this agreement.
     Mr. Hultman is currently the Chief Executive Officer of Energy King, Inc., a provider of residential heating, venting and air conditioning system services, a position he has held since May 2008. He was the Chief Executive Officer and a Director of IPTV, Inc., a video internet commerce company, from October 2007 to March 2008. He was the Chief Executive Officer and a Director of Siena Technologies, Inc., a company that designs and installs specialty communication systems, from March 2005 to May 2007. From November 2002 to May 2004, Mr. Hultman was CEO of EdgeFocus, Inc., a high-speed wireless internet company. From 1998 to March 2002, Mr. Hultman was a partner in Big Bear Sports Ranch, a sports summer camp for school-age children. From 1991 through 1997, he was Chief Executive Officer of Dial Page, Inc., a provider of wireless telecommunications throughout the Southeastern United States. From 1987 through 1991, he was Chief Executive Officer of PacTel Cellular. Prior to 1987, Mr. Hultman was an executive with Pacific Bell. Mr. Hultman holds a B.S. in Agricultural Economics and an M.S. in Business Management from the University of California, Davis.
     Mr. Inman was appointed interim President and Chief Executive Officer on March 10, 2008 and on July 3, 2008 the Board of Directors acted to remove the “interim” designation and confirmed his appointment as President and Chief Executive Officer. Mr. Inman has served as director of several private technology companies since June 2006. He was Executive Chairman of Think Outside (a developer and marketer of foldable keyboards) from April 2003 until its sale to Mobility, Inc. in June 2006. From June 1998 until its sale to Sanmina, SCI in July 2002 (and until December 2002 as a consultant to Sanmina), Mr. Inman was Co-Chief Executive Officer and Chairman of the Board of Advisors of Viking Components, Inc. (a designer and manufacturer of memory modules). From January 1996 to January 1998, he was President and Chief Executive Officer, and from April 1995 through December 1995, he was President and Chief Operating Officer, of Centura Software Corporation (formerly Gupta Corporation) (a provider of secure databases and development solutions). From May 1993 to June 1994, Mr. Inman was President of Ingram Micro (a wholesale distributor of technology products and services). From 1972 through September 1993, Mr. Inman held various positions with International Business Machines (“IBM”), ending as President of IBM PC Company, Americas from July 1992 to September 1993. Mr. Inman holds a B.S. in Mathematics from Purdue University and an Executive Program Certification—Director Training from the Anderson School of Management at the University of California, Los Angeles.
     Mr. Griffin has been an executive consultant in the fields of executive search, aerospace and finance since 1992. From 1988 to 1992, Mr. Griffin was Managing Director of the Houston office of Korn/Ferry International. From 1988 to 1998, Mr. Griffin was the non-executive Chairman of the Board of Comarco, Inc. From 1986 to 1988, he was President and Chief Executive Officer of the Greater Houston Chamber of Commerce. From 1982 to 1986, Mr. Griffin was Director of the NASA Johnson Space Center in Houston, Texas. In 1998, Mr. Griffin was a founding director of Bank of the Hills, N.A., which in 2006 became a branch of Sterling Bank, and he continues to serve as a director of the branch board. Mr. Griffin also serves on the advisory board of MEI Technologies, Inc., a Houston-based aerospace company, and as an advisor to Astrolabe Ventures, a Palo Alto/Paris-based venture capital firm. Mr. Griffin holds a B.S. in Aeronautical Engineering from Texas A&M University.
     Mr. LeBuhn has served as Senior Vice President at Broadwood Capital, Inc., a private investment company, since June 2006. Previously, Mr. LeBuhn was a Principal at Broadfield Capital Management, LLC, an investment advisory services firm, from May 2005 to June 2006 and a Vice President at Derchin Management, another management services firm, from July 2002 to May 2005. Earlier in his career, Mr. LeBuhn founded an investment analysis and financial advisory firm and served as an operating business manager for Chubb and Son, Inc., the property and casualty insurance division of The Chubb Corporation. Mr. LeBuhn holds a B.A. from St. Lawrence University and an MBA in Finance from Columbia University Graduate School of Business.
     No nominee has any family relationship with any other nominee or with any of the Company’s executive officers.

BOARD MEETINGS AND COMMITTEES
     During the fiscal year ended January 31, 2009 (“fiscal 2009”), the Company’s Board met 27 times. Each of the Company’s directors attended at least 75 percent of (i) the total number of meetings of the Board and (ii) the total number of meetings of the committees on which he served, during the period for which he was a director or committee member during the Company’s last fiscal year. The Board has a policy that each member of the Board should make every reasonable effort to attend each annual meeting of shareholders, and all five of the Company’s then current directors were in attendance at the 2008 Annual Meeting of Shareholders.
     The Board of Directors appointed Mr. Robert J. Majteles as Chairman of the Board on December 16, 2008. In his capacity as Chairman of the Board, Mr. Majteles consults regularly with the President and Chief Executive Officer and other members of management, is the principal liaison to the non-management directors, works with the President and Chief Executive Officer in preparing the agenda for Board meetings and chairs the executive sessions of the Board. Prior to Mr. Majteles’ appointment as Chairman of the Board, Mr. Hultman served as Lead Director.
Independence of Committee Members
     The standing committees of the Board described below are each comprised of independent directors under Rule 5605(a)(2) of the NASDAQ Listing Rules.
Audit and Finance Committee
     The Audit and Finance Committee monitors the quality and integrity of the Company’s financial statements, internal controls, risk management and legal and regulatory compliance. In addition, the Audit and Finance Committee oversees the accounting and financial reporting processes and the audits of the Company’s financial statements, including monitoring the independence, qualifications and performance of the Company’s independent registered public accounting firm. In this capacity, the Audit and Finance Committee determines the compensation of, evaluates and, when appropriate, replaces the Company’s independent registered public accounting firm, pre-approves all audit and permitted non-audit services and reviews the scope and results of each fiscal year’s outside audit. The current members of the Audit and Finance Committee are Messrs. Griffin, who chairs the committee, Hultman and Majteles. The Board of Directors has determined that the members of the Audit and Finance Committee are independent as defined under Rule 10A-3(b) promulgated by the Securities and Exchange Commission (the “SEC”) and that Mr. Hultman is an “audit committee financial expert” for purposes of the rules and regulations of the SEC. Additionally, the Board has determined that each of Messrs. Griffin, Hultman and Majteles understands fundamental financial statements, including a balance sheet, income statement and cash flow statement, and meets the other requirements for audit committee members prescribed by the NASDAQ Rules. The Audit and Finance Committee met five times during fiscal 2009.
Compensation Committee
     The Compensation Committee assists the Board by discharging the Board’s responsibilities with respect to the compensation and benefits of the Company’s executive officers and directors. In this regard, the Compensation Committee evaluates and administers the Company’s compensation policies and programs. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the CEO, evaluates the CEO’s performance and sets the CEO’s compensation level based on this evaluation. For other Company executives, the Compensation Committee reviews and approves corporate goals and objectives, evaluates, in consultation with the CEO as the Compensation Committee deems appropriate or necessary, executive performance and sets compensation levels. In addition to executive compensation, the Compensation Committee reviews and assists the Board in establishing compensation policies for directors and committees of the Board. The Compensation Committee also administers the Company’s incentive and equity-based compensation plans. The Compensation Committee did not delegate any of its authority in fiscal 2009. The current members of the Compensation Committee are Messrs. Hultman, who chairs the committee, Griffin and LeBuhn.
     In accordance with its charter, the Compensation Committee has the sole authority, as it deems appropriate, to retain and/or replace as needed any compensation and benefits consultants and other outside experts or advisors as the committee believes to be necessary, desirable or appropriate. Pursuant to this authority, during fiscal 2009, the

Compensation Committee retained Executive Compensation Advisors as an external consultant to provide information and advice in matters regarding executive compensation, including in connection with compensation benchmarking that compared the Company’s compensation levels to a peer group of companies and in connection with potential executive equity grants. The Compensation Committee also retained Executive Compensation Advisors and a second external consultant, Office of the Chairman, to provide the Compensation Committee with information and advice regarding director compensation during fiscal 2009. The Compensation Committee met 11 times during fiscal 2009.
Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee assists the Board in identifying, evaluating and recommending candidates for election to the Board and its Committees, including reviewing and evaluating the size, structure and composition of the Board and its Committees. The Nominating and Corporate Governance Committee’s corporate governance responsibilities include providing oversight for evaluating the Board and management, and developing, recommending and reassessing the Company’s corporate governance guidelines and overall corporate governance of the Company. The current members of the Nominating and Corporate Governance Committee are Messrs. Majteles, who chairs the committee, Griffin and LeBuhn. The Nominating and Corporate Governance Committee met eight times during fiscal 2009.
     The Board has adopted written charters for the Audit and Finance Committee, the Compensation Committee and the Nominating and Corporate Governance Committee setting forth the roles and responsibilities of each committee. Each of the charters is available on the Company’s website at www.comarco.com. Information provided on the Company’s website, however, does not form a part of this proxy statement.
CORPORATE GOVERNANCE
Director Independence
     The Board of Directors has determined that except for Mr. Inman, each individual who currently serves as a member of the Board is, and each individual who served as a member of the Board in fiscal 2009 is an “independent director” within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules. Mr. Inman is not considered independent as he is employed by the Company as its President and Chief Executive Officer.
Executive Sessions of Independent Directors
     It is the policy of the Board that the Company’s independent directors meet separately without management directors at least twice each year, before or after regularly scheduled Board meetings, to discuss such matters as the independent directors consider appropriate. Mr. Hultman was the presiding director at these meetings through December 16, 2008. Mr. Majteles, Chairman of the Board, effective December 16, 2008, was the presiding director at these meetings subsequent to December 16, 2008. During fiscal 2009, the Company’s independent directors met separately five times.
Shareholder and Interested Party Communications with the Board of Directors
     Shareholders who desire to communicate with the Board or any director regarding any matter pertinent to the Company’s business or affairs may do so by writing (not via email) to the Comarco Board of Directors, Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, marked to the attention of an individual director’s name.
     The Company also has established a Compliance Hotline operated by CCBN (an independent company) as a means of receiving and directing concerns from employees and any other persons relating to complaints regarding any accounting, internal audit controls or auditing matters. Confidential, anonymous reports of accounting and audit concerns may be made 24 hours a day, seven days a week. Communications may be confidential or anonymous, and may be communicated by calling the Compliance Hotline at: (800) 792-8138.
     In addition, anyone who has a concern about the conduct of the Company or any of its officers or employees, or about the Company’s accounting, internal controls, disclosure controls and procedures, auditing, compensation or governance matters may communicate that concern directly to the Audit and Finance Committee, the Nominating and Corporate Governance Committee or the Compensation Committee, as appropriate in light of the specific concern involved by writing (not via email) to the Chairman of the committee to which the comment is addressed, Comarco Board of Directors, Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630. Any concerns relating to accounting, internal controls, disclosure controls and procedures, auditing, corporate conduct or conduct of any corporate officer or employee shall be forwarded to the Chairman of the Audit and Finance Committee. The Company’s policies prohibit retaliation or adverse action against anyone for raising or helping to resolve an integrity concern.
Shareholder Recommendations of Director Candidates
     The Nominating and Corporate Governance Committee considers candidates for nomination as director proposed by any shareholder of the Company. Any shareholder recommendation is forwarded to the Chairman of the Nominating and Corporate Governance Committee.
     The Nominating and Corporate Governance Committee encourages selection of directors who will contribute to the Company’s overall corporate goals of technology leadership, effective execution, high customer satisfaction, superior employee working environment and creation and preservation of shareholder value. At a minimum, candidates recommended by the Nominating and Corporate Governance Committee must possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s shareholders.
     The Board will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates. These persons may include members of the Board, shareholders of the Company and management of the Company. The Board may also engage a professional search firm to assist in identifying qualified candidates. If a search firm is engaged, the Board shall set its fees and scope of engagement.
     In evaluating the suitability of individual candidates for election or re-election to the Board, the Nominating and Corporate Governance Committee considers many factors, including (1) the candidate’s understanding of technology, manufacturing, sales and marketing, finance and other elements relevant to the Company’s business, (2) the candidate’s educational and professional background, experience as a director of a public company and past performance as a board member, (3) familiarity with current corporate governance, accounting and similar issues impacting public companies and (4) consistency with the other provisions of the Nominating and Corporate Governance Committee Charter relating to the composition of the Board and eligibility for Board membership. Additionally, in determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee takes into account the director’s past attendance at, and participation in, meetings of the Board and its committees and contributions to their activities.
     A shareholder must provide the following supporting information to recommend a candidate for nomination: name, age, business and residence addresses, principal occupation or employment, the number of shares of the Company’s common stock held by the candidate, a resume of his or her business and educational background, the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director and a signed consent of the candidate to serve as a director, if nominated and elected. The Nominating and Corporate Governance Committee, after reviewing this information, will determine whether the candidate meets the qualifications for committee-recommended candidates, including the objectives for the composition of the Board as a whole. The Nominating and Corporate Governance Committee does not evaluate any candidate for nomination as director any differently because the candidate was recommended by a shareholder.
Code of Ethics
     The Audit and Finance Committee has adopted a Code of Ethics for Senior Financial Officers to promote and provide for the honest and ethical conduct by the Company’s Senior Financial Officers, as well as for full, fair, accurate and timely financial management and reporting. The Company’s Senior Financial Officers include the Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Controller. The Company expects all of these financial officers to act in accordance with the highest standards of professional integrity, to provide full and accurate disclosure in reports and other documents filed with the SEC and other regulators and in any public communications, to comply with all applicable laws, rules and regulations and to deter wrongdoing. The Company has also adapted the Director Code of Ethics and Standards of Business Conduct for all employees. Complete copies of the Code of Ethics for Senior Financial Officers, the Director Code of Ethics and the employee Standard of Business Conduct Policy are available on the Company’s website at www.comarco.com. The Company will provide copies of any of these documents to any person, without charge, upon receipt of a request addressed to the Corporate Secretary at Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
Policy on Related Person Transactions
     Our Board of Directors has adopted a written policy and procedure for the review of any transaction, arrangement or relationship in which the Company was or is to be a participant and one of our executive officers, directors, director nominees or a 5 percent shareholder (or any member of the immediate family of any of the foregoing), or any entity in which persons listed above, either individually or in the aggregate, have a greater than 10 percent ownership interest, each of whom we refer to as a “related person,” has or will have a direct or indirect material interest. We refer to these transactions as “related person transactions.” The policy is administered by the Audit and Finance Committee.
     The policy calls for any proposed related person transaction to be reviewed and approved by our Audit and Finance Committee. Whenever practicable, the Committee will review, and, in its discretion, may approve the related person transaction in advance, but the policy also permits the Committee to consider and ratify transactions that have already occurred, when necessary. Any related person transactions that are ongoing in nature will be reviewed annually. The Committee will review and consider such information regarding the related person transaction as it deems appropriate under the circumstances. The policy also requires Committee review and approval of (1) any charitable contribution to an organization in which a related person serves as a director or trustee or is actively engaged in fund-raising and (2) any proposed transaction in which a related person may participate that involves a corporate opportunity of potential value to the Company. The policy provides that certain de minimis transactions do not create a material direct or indirect interest on behalf of related parties and, therefore, are not covered under the policy.
     The Audit and Finance Committee may approve a related person transaction only if the Committee determines that, under all of the circumstances, the transaction is in the best interest of the Company and its shareholders. If the Audit and Finance Committee determines not to approve or ratify a related person transaction, the transaction shall not be entered into or continued, as the case may be. No member of the Committee will participate in any review or determination with respect to a related person transaction if the Committee member or any of his or her immediate family members is the related person.
     Since February 1, 2007, the Company has not been a party to, and has no plans to be a party to, any transaction or series of transactions in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.
Non-Employee Director Compensation
     Each non-employee director of the Company receives a monthly retainer of $4,000 per month ($48,000 per year) in lieu of all other cash compensation. In May 2007, the Board of Directors formed an Executive Committee. Compensation for directors on the Executive Committee (Erik H. van der Kaay and Jeffrey R. Hultman) included an additional monthly retainer of $2,000. The Executive Committee was dissolved in March 2008.

Director Compensation Table
     The following table details the cash retainers and fees, as well as equity compensation in the form of stock options received by our non-employee directors during fiscal 2009:

	Fees Earned or	Option
	Paid in Cash	Awards (1)	Total
Name	($)	($)	($)
Gerald D. Griffin	$48,000	$—	$48,000
Jeffrey R. Hultman	$52,000	$—	$52,000
Samuel M. Inman, III	$24,000	$—	$24,000
Richard T. LeBuhn (2)	$44,000	$6,281	$50,281
Robert J. Majteles (3)	$32,000	$2,875	$34,875
Robert W. Sundius Jr. (2)	$44,000	$6,281	$50,281
Erik H. van der Kaay(4)	$12,000	$—	$12,000

(1)	This column represents the dollar amounts recognized for financial statement reporting purposes for the fair value of stock options granted to the non-employee directors in fiscal 2009, in accordance with FAS 123R. The assumptions used in calculating the fair value of these stock options can be found under Note 2 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009. Upon joining the Company’s Board of Directors in fiscal 2009, each of Messrs. LeBuhn, Majteles and Sundius was granted options under the 2005 Plan to purchase 15,000 shares of the Company’s common stock at exercise prices of $4.53, $3.91 and $4.53, respectively, which options vest ratably on each of the first four anniversaries of the grant dates, provided that on or after the second anniversary of a director’s election to the Board, all unvested options previously granted are accelerated and all options granted thereafter become exercisable six months following the date of grant.

(2)	Messrs. LeBuhn and Sundius were appointed to the Board of Directors on March 1, 2008.

(3)	Mr. Majteles was appointed to the Board of Directors on June 25, 2008 and as Chairman of the Board on December 16, 2008.

(4)	Mr. van der Kaay resigned as Chairman of the Board and Compensation Committee and as a Director on March 10, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
     The following table sets forth information concerning the beneficial ownership of the Company’s common stock as of July 16, 2009 by:
•	each member of the Company’s Board of Directors;

•	each of the Company’s executive officers named in the “2009 Summary Compensation Table” included in the “Executive Compensation” section of this Proxy Statement;

•	all directors and executive officers as a group; and

•	each person or entity known to the Company that beneficially owns more than 5 percent of the Company’s common stock.
     Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the address of each beneficial owner is c/o Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, California, 92630. Unless otherwise indicated below, the Company believes that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the shareholder’s name.
     The percentages of common stock beneficially owned are based on 7,326,671 shares of common stock outstanding at July 16, 2009.

	Number of Shares	Percent of
Name and Address of Beneficial Owner	Beneficially Owned	Class
Robert J. Majteles(1)	3,750	*

Gerald D. Griffin (2)	73,573	1.00%

Jeffrey R. Hultman (3)	66,500	1.00%

Samuel M. Inman, III	15,000	*

Richard T. LeBuhn (1)	3,750	*

Robert W. Sundius, Jr. (1)	3,750	*

Thomas A. Franza	0	—

Winston E. Hickman	0	—

Thomas W. Lanni (4)	59,000	1.00%

All Directors and Executive Officers as a group (10 persons) (5)	263,108	3.5%

T. Rowe Price Associates (6) T. Rowe Price Small-Cap Value Fund 100 East Pratt Street Baltimore, MD 21202	726,000	9.9%

Grueber & McBaine (7) 50 Osgood Place, Penthouse San Francisco, CA 94133	472,126	6.44%

Broadwood Partners, L.P. (8) Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, New York 10019	1,548,636	21.14%

Special Situations Funds (9) Austin W. Marxe and David M. Greenhouse 153 East 53rd St. 55th Floor New York, NY 10022	1,256,306	17.15%

Elkhorn Partners Limited Partnership (10) P. O. Box 818 Elkhorn, NE 68022	690,722	9.42%

*	Indicates less than 1 percent of the outstanding shares of common stock.

(1)	Includes 3,750 shares that Messrs. Majteles, LeBuhn and Sundius have a right to acquire within 60 days of July 16, 2009, by stock option exercise.

(2)	Includes 66,500 shares that Mr. Griffin has a right to acquire within 60 days of July 16 2009, by stock option exercise.

(3)	Includes 66,500 shares that Mr. Hultman has a right to acquire within 60 days of July 16, 2009, by stock option exercise.

(4)	Includes 59,000 shares that Mr. Lanni has a right to acquire within 60 days of July 16, 2009, by stock option exercise.

(5)	Includes an aggregate of 254,000 shares that are subject to options held by the Company’s executive officers and directors that are exercisable within 60 days of July 16, 2009.

(6)	Based on a Schedule 13G (Amendment 16) filed with the SEC on February 12, 2009.

(7)	Based on a Schedule 13G filed with the SEC on February 2, 2009 on behalf of Grueber & McBaine Capital Management, LLC (“GMCM”).

(8)	Based on a Schedule 13D (Amendment 9) filed with the SEC on April 29, 2008.

(9)	Based on a Schedule 13G (Amendment 4) with the SEC by Austin Marxe and David Greenhouse on February 13, 2009 with respect to shares owned by various Special Situations funds.

(10)	Based on a Schedule 13D (Amendment 7) filed with the SEC on behalf of Elkhorn Partners Limited Partnership on July 2, 2008.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Company’s executive officers, directors and persons that own more than 10 percent of the Company’s common stock are required to file with the SEC reports of ownership and changes in ownership of common stock and furnish the Company copies of all such reports. The Company believes that during fiscal 2009, its executive officers, directors and persons that owned more than 10 percent of the Company’s common stock complied with the Section 16(a) reporting requirements on a timely basis, based on the reports received by the Company or written certifications received by the Company from its executive officers and directors.

INFORMATION CONCERNING EXECUTIVE OFFICERS
     The following table sets forth information as of July 16, 2009 concerning the executive officers of the Company (other than Mr. Inman, whose biographical information appears in the table under the Election of Directors section above) and its principal subsidiary, Comarco Wireless Technologies, Inc.

Name	Age	Position
Winston E. Hickman	66	Vice President and Chief Financial Officer

Thomas W. Lanni	56	Vice President and Chief Technology Officer

Donald L. McKeefery	47	Vice President — Manufacturing & Operations

Fredrik L. Torstensson	39	Vice President of Sales and Marketing
     Mr. Hickman was appointed interim Chief Financial Officer on March 23, 2008 and on July 3, 2008, the Board of Directors acted to remove the “interim” designation and confirmed his appointment as Vice President and Chief Financial Officer. Mr. Hickman has served and continues to serve as director of SRS Labs, Inc., a company that develops and licenses audio enhancement, voice processing and surround sound technology solutions, a position he has held since June 2003. Mr. Hickman served as Executive Vice President and Chief Financial Officer of Ashworth, Inc., a designer of golf-inspired lifestyle sportswear, from February 2006 to November 2006. He was Executive Vice President and Chief Financial Officer of REMEC, Inc., a manufacturer of components and subsystems for wireless communications, from November 2003 to September 2005. Mr. Hickman served as Chief Financial Officer and a member of the Board at Paradigm Wireless System, Inc. from May 2000 to November 2003. (Paradigm was acquired by REMEC in November 2003.) He also served as Senior Vice President and Chief Financial Officer for Pacific Scientific from 1997 to 1998. He held the position of Vice President of Finance at Allied Signal, an aerospace, automotive and engineering company that has since merged with Honeywell, and Rockwell International, a former defense company that has since been spun off into several separate companies. Mr. Hickman worked for these companies during the period from 1971 to 1992.
     Mr. Lanni joined the Company in 1994 as General Manager for the ChargeSource Division. In February 2004 he became Vice President and Chief Technology Officer. Mr. Lanni has more than 26 years experience in the technology of power systems. From 1992 to 1994, he was President of Power Conversion Technologies, Inc. (“PCTI”), a company that provides advanced power electronics solutions to military and commercial industrial customers. From 1987 to 1992, he was Vice President of Engineering at Bruno New York Industries, Inc., a military weaponry specialist firm. From 1982 to 1987, he was Engineering Group Leader at Aerospace Avionics, Inc., a company whose various manufacturing activities are carried out through its Aerospace, Specialty Engineering, Medical and Detection divisions.
     Mr. McKeefery joined the Company in February 2005 as Director of Operations for the Wireless Test Solutions and Call Box Divisions, and was promoted to Vice President — Manufacturing & Operations in May 2008. From August 1997 to February 2005, Mr. McKeefery held various management positions with Western Digital Corporation, a company that designs, manufactures and sells hard drives for the computer and consumer industries. From January 1996 to August 1997, he was the North American Service Manager for EDAP Technomed, Inc. (now EDAP TMS S.A.), a company that designs, manufactures and sells minimally invasive medical devices for the treatment of urological diseases to hospitals, clinics and private practices. From 1989 to 1996, he held various and progressive positions in the manufacturing division of Beckman Instruments, Inc. (now Beckman Coulter, Inc.), a leading provider of clinical and biomedical devices.
     Mr. Torstensson joined the Company as Vice President of Sales and Marketing in July 2003. Mr. Torstensson has more than 15 years of experience in international sales and marketing, product management and executive management. From August 2002 to July 2003, he was Vice President of International Sales and Marketing at Kyocera Wireless. From 1999 to August 2003, he was General Manager for North America and Executive Vice President of Sales and Marketing for OZ Communication, a mobile applications development company. Prior to this position, from 1996 to 1999, he was the Director of Business Development with Ericsson, a provider of telecommunication and data communication systems.
     There are no family relationships among any of the Company’s executive officers and directors.

EXECUTIVE COMPENSATION
     The information contained in this “Executive Compensation” section of the Proxy Statement includes a description of the compensation and other benefits paid to the Company’s named executive officers for fiscal 2009. The Summary Compensation Table and the Outstanding Equity Awards at Fiscal 2009 Year-End Table that follow provide compensation information for Samuel M. Inman, III, our current President and Chief Executive Officer, Thomas A. Franza, our former President and Chief Executive Officer, and our other two most highly compensated executive officers in fiscal 2009, Winston E. Hickman and Thomas W. Lanni (collectively, the “Named Executive Officers”).
Summary Compensation Table
     The following table sets forth the total compensation paid or earned by each of the four Named Executive Officers of the Company for fiscal 2009 and 2008. The amounts shown include compensation for services in all capacities that were provided to the Company including any amounts which may have been deferred.
Summary Compensation Table

					Non-Equity
				Option	Incentive Plan	All Other
Name and		Salary		Awards(1)	Compensation(2)	Compensation(3)	Total
Principal Position	Year	($)		($)	($)	($)	($)
Samuel M. Inman, III(4) President &	2009	$429,955	(5)	$8,168	$—	$21,147	$459,270
Chief Executive Officer

Thomas A Franza (6)	2009	$138,051	(7)	$—	$—	$816,197	$954,248
Former President & Chief Executive Officer	2008	$365,000		$67,921	$—	$47,032	$479,953

Winston E. Hickman(8) Vice President &	2009	$308,183	(9)	$2,334	$—	$21,372	$331,889
Chief Financial Officer

Thomas W. Lanni	2009	$235,000		$2,334	$—	$44,321	$281,655
Vice President & Chief Technology Officer Comarco Wireless Technologies, Inc.	2008	$222,768		$—	$125,000	$44,037	$391,805

(1)	This column represents the dollar amounts to be recognized for financial statement reporting purposes with respect to fiscal 2009 and 2008 for the fair value of stock options granted to the Named Executive Officers in fiscal 2009 and 2008, in accordance with FAS 123R. The assumptions used in calculating the fair value of these stock options can be found under Note 2 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009. On November 12, 2008, Messrs. Inman, Hickman and Lanni were granted options under the Company’s 2005 Equity Incentive Plan, as amended (the “2005 Plan”), to purchase 350,000, 100,000 and 100,000 shares, respectively, of the Company’s common stock at an exercise price of $1.09 per share. Such options vest with respect to 15% of the shares underlying the options on each of the first four anniversaries of the grant date and the remaining 40% of the shares underlying the options vest when the daily closing price of the Company’s common stock on The NASDAQ Stock Market is $5.00 or greater for 90 consecutive days, if at all. On June 11, 2007, Mr. Franza was granted an option to purchase 25,000 shares of the Company’s common stock at an exercise price of $6.29 per share. Such option was scheduled to vest with respect to 25% of the shares underlying the option on each of the first four anniversaries of the grant date, however, Mr. Franza’s employment with us ended on March 10, 2008 and the option expired unexercised.

(2)	This column represents cash payments payable to the Named Executive Officers under our Executive Bonus Plan for the fiscal year indicated.

(3)	The amounts reported above under the heading “All Other Compensation” consist of the following:

		All Other Compensation ($)
		Automobile	Insurance	Medical	Tax	401(k)	Termination
Name	Year	Use	Premiums	Expenses	Gross-Ups	Contributions	Payments	Total
Samuel M. Inman, III	2009	$—	$13,647	$5,000	$2,500	$—	$—	$21,147

Thomas A. Franza	2009	$44,509	$6,825	$—	$—	$11,500	$753,363	$816,197
	2008	$12,995	$20,442	$1,563	$782	$11,250	$—	$47,032

Winston E. Hickman	2009	$—	$13,272	$—	$—	$8,100	$—	$21,372

Thomas W. Lanni	2009	$—	$25,321	$5,000	$2,500	$11,500	$—	$44,321
	2008	$—	$25,287	$5,000	$2,500	$11,250	$—	$44,037

“Automobile Use” represents the value of taxable personal use of Company-provided automobiles and, in the case of Mr. Franza, a Company-owned car transferred to Mr. Franza at the time his employment with the Company ended. “Medical Expenses” represents cash payments attributable to reimbursement of out-of-pocket medical expenses. “Tax Gross-Ups” represents cash payments made to reimburse executive officers for taxes imposed on Company reimbursed out-of-pocket medical expenses. “Termination Payments” represents cash payments made to Mr. Franza pursuant to the terms of the separation and release agreement between Mr. Franza and the Company. Mr. Franza’s employment with us ended on March 10, 2008 and he received a separation payment of $669,164 (equal to 22 months compensation at his then base salary rate), as well as an additional lump sum payment of $30,207 (equal to the aggregate premium for his participation in the Company’s health plan for 22 months). Additionally, upon termination Mr. Franza received a payment in the amount of $53,992 representing his accrued vacation balance at the time of his termination.

(4)	Mr. Inman was appointed interim President and Chief Executive Officer in March 2008 and the “interim” designation was removed in July 2008.

(5)	This amount includes $153,954 in management fees paid to Mr. Inman for his services as interim President and Chief Executive Officer from March 10, 2008 through July 3, 2008 pursuant to a management agreement between Mr. Inman and the Company. Mr. Inman became an employee of the Company on July 3, 2008 and began receiving a salary on such date.

(6)	Mr. Franza’s employment with us ended March 10, 2008.

(7)	Includes $82,833 paid to Mr. Franza as a consultant following the cessation of his employment with the Company.

(8)	Mr. Hickman was appointed interim Chief Financial Officer in March 2008 and the “interim” designation was removed in July 2008.

(9)	This amount includes $101,180 in management fees paid to Mr. Hickman for his services as interim Chief Financial Officer from March 23, 2008 through July 3, 2008 pursuant to a management agreement between Mr. Hickman and the Company. Mr. Hickman became an employee of the Company on July 3, 2008 and began receiving a salary on such date.

2009 Outstanding Equity Awards at Fiscal Year-End Table
   The following table sets forth certain information with respect to grants of plan-based awards for fiscal 2009 to the Named Executive Officers.

	Option Awards
				Equity Incentive Plan
				Awards: Number of
	Number of Securities Underlying			Securities Underlying
	Unexercised Options			Unexercised	Option
	Exercisable	Unexercisable		Unearned Options	Exercise Price	Option Expiration
Name	(#)	(#)		(#)	($)	Date
Samuel M. Inman, III	—	350,000	(1)	—	$1.09	11-11-2018
Thomas A. Franza(2)	—	—		—	$—	—
Winston E. Hickman	—	100,000	(3)	—	$1.09	11-11-2018
Thomas W. Lanni	24,000	—		—	$23.667	4-12-2010
	10,000	—		—	$11.600	11-28-2011
	10,000	—		—	$9.890	2-3-2014
	15,000	5,000	(4)	—	$10.430	6-20-2016
	—	100,000	(3)	—	$1.09	11-11-2018

(1)	Of the shares underlying unvested options, 140,000 shares will vest when and if the closing price of the Company’s common stock on The NASDAQ Stock Market is $5.00 or greater for 90 consecutive days and the remaining 210,000 shares will vest ratably over four years on each of November 12, 2009, 2010, 2011 and 2012.

(2)	All of Mr. Franza’s previously outstanding options expired unexercised during fiscal 2009.

(3)	Of the shares underlying unvested options, 40,000 shares will vest when and if the closing price of the Company’s common stock on The NASDAQ Stock Market is $5.00 or greater for 90 consecutive days and the remaining 60,000 shares will vest ratably over four years on each of November 12, 2009, 2010, 2011 and 2012.

(4)	The shares underlying the 5,000 unvested options will vest on June 20, 2010.
Non-Qualified Deferred Compensation
     The Comarco, Inc. Deferred Compensation Plan was terminated in November 2008, after the final participant’s employment with the Company ended.
Potential Payments Upon Change of Control
          Pursuant to the terms of the Amended and Restated Severance Compensation Agreement dated as of June 11, 2007, between the Company and Mr. Lanni, if, within 24 months following a “Change in Control” (as defined in the agreement), Mr. Lanni is terminated by us other than for “Cause” (as defined in the agreement) or ceases to be employed by us for reasons other than because of death, disability, retirement or Cause, or Mr. Lanni terminates his employment with us for “Good Reason” (as defined in the agreement), then he is entitled to receive a lump sum cash payment equal to the sum of his annual base salary plus his annual incentive compensation bonus that would be payable assuming 100 percent satisfaction of all performance goals thereunder. Assuming, hypothetically, that the relevant triggering events took place on January 31, 2009, the last day of fiscal 2009, Mr. Lanni would have been entitled to receive $235,000 under this agreement.

EQUITY COMPENSATION PLAN INFORMATION
     The following table provides information as of January 31, 2009 with respect to shares of common stock that may be issued under the Company’s equity compensation plans.

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities to be		Under Equity
	Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(excluding securities
	Outstanding Options,	Outstanding Options,	reflected in the first
Plan Category	Warrants and Rights	Warrants and Rights	column)
Equity compensation plans approved by security holders	1,184,000	$4.34	171,625 (1)
Equity compensation plans not approved by security holders	—	—	—
Total	1,184,000	$4.34	171,625 (1)

(1)	Number of shares of common stock available for future issuance is comprised of 625 shares under the Director Stock Option Plan and 171,000 shares under the 2005 Plan.

Item 2 on Proxy Card
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2010
     The Audit Committee has appointed BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal 2010, and has requested the Board to submit this appointment for ratification by our shareholders at the Annual Meeting.
     A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.
     In the event that the shareholders do not ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal 2010, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified by the shareholders, the Audit Committee in its discretion may dismiss BDO Seidman, LLP as the Company’s independent registered public accounting firm and appoint a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders.
THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF APPOINTMENT OF BDO
SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR FISCAL 2010.
Audit Fees
     The aggregate fees incurred and payable to BDO Seidman, LLP for professional services rendered in connection with the audit and quarterly reviews of the Company’s consolidated financial statements during fiscal 2009 and the fiscal year ended January 31, 2008 (“fiscal 2008”) were approximately $443,000 and $328,000, respectively.
Audit-Related Fees
     No audit-related fees were paid to BDO Seidman, LLP for fiscal 2009 or 2008.
Tax Fees
     The aggregate fees incurred and payable to BDO Seidman, LLP during fiscal 2009 related to tax advice totaled approximately $8,000. No professional services fees relating to tax advice were paid to BDO Seidman, LLP during fiscal 2008.
     The aggregate bills incurred and payable to Ernst & Young, LLP for professional services rendered in connection with tax advice, return preparation and planning for fiscal 2009 and 2008 totaled $62,000 and $111,000, respectively.
All Other Fees
     The Company incurred fees payable to BDO Seidman, LLP for services relating to background checks in the amount of $31,000 during fiscal 2009. No other fees were paid to BDO Seidman, LLP during fiscal 2009 and 2008.
Pre-Approval Policies and Procedures
     It is the Company’s policy that all audit and non-audit services to be performed by the Company’s independent registered public accounting firm be approved in advance by the Audit Committee. All of the services provided in fiscal 2009 and 2008 were pre-approved.

AUDIT AND FINANCE COMMITTEE REPORT
     The Board has determined that each member of the Audit and Finance Committee is an “independent director,” as defined under the rules of the NASDAQ Stock Market and Rule 10A-3(b) of the Exchange Act. The Board has determined that Mr. Hultman is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. In accordance with the written charter of the Audit and Finance Committee adopted by the Board, the Audit and Finance Committee assists the Board in fulfilling its responsibility for management oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.
     It is not the duty or responsibility of the Audit and Finance Committee to conduct auditing or accounting reviews or procedures. In performing their oversight responsibility, members of the Audit and Finance Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit and Finance Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Finance Committee’s considerations and discussions do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.
     The Audit and Finance Committee reviewed and discussed with the Company’s independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 114, “The Auditor’s Communication with Those Charged with Governance,” and with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the Company’s financial statements. The Audit and Finance Committee has discussed with BDO Seidman, LLP matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended or supplemented. The Committee received from the independent registered public accounting firm the written disclosure and letter required by Independence Standards Board Standard No. 1 and discussed with the independent registered public accounting firm, their independence.
     The Audit and Finance Committee reviewed and discussed the audited financial statements of the Company as of and for fiscal 2009, with the Company’s management and independent registered public accounting firm. Management has the responsibility for the preparation of the financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.
     Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit and Finance Committee recommended to the Board that the Company’s financial statements be included in its Annual Report on Form 10-K for the fiscal year ended January 31, 2009, for filing with the SEC.
THE AUDIT AND FINANCE COMMITTEE
Gerald D. Griffin, Chairman
Jeffrey R. Hultman, Member
Robert J. Majteles, Member
     The foregoing Audit and Finance Committee Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference.

SUBMISSION OF SHAREHOLDER PROPOSALS AND
DIRECTOR NOMINATIONS FOR THE 2010 ANNUAL MEETING
          The Company’s Amended and Restated Bylaws set forth certain procedures for shareholder nominations of directors and shareholder proposals for business at an annual meeting of shareholders, which are referred to herein as the Nomination Procedures and Proposal Procedures, respectively.
Nominations for Directors at the 2010 Annual Meeting
     No person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Procedures. Nominations of persons for election to the Board shall be made only at a meeting of shareholders and only (a) by or at the direction of the Board or any duly authorized committee thereof or (b) by any shareholder of the Company who is a holder of record on the record date for such meeting and complies with the Nomination Procedures.
     Nominations by shareholders must be made in writing to the Secretary of the Company and must comply with all of the applicable requirements contained in the Company’s Amended and Restated Bylaws (as the same may be amended and/or restated from time to time). Under the Nomination Procedures currently in effect, to be timely, such notice must be received not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the immediately preceding year’s annual meeting of shareholders; provided, however, that if the annual meeting is convened more than 30 days before, or delayed by more than 30 days after, the one-year anniversary of the immediately preceding year’s annual meeting of shareholders, notice by the shareholder to be timely must be received by the Corporate Secretary at the above address not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which the date of such meeting is first publicly announced. Therefore, in order to be timely for the 2010 annual meeting, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not earlier than May 10, 2010 and not later than June 9, 2010, assuming that the 2010 annual meeting is held within 30 days of August 20, 2010. If you would like to submit a nomination or would like a copy of the requirements for nominations by shareholders contained in the Company’s Amended and Restated Bylaws, please direct your request in writing to: Comarco, Inc., attn: Corporate Secretary, 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
Shareholder Proposals for the 2010 Annual Meeting
     Under the terms of the Proposal Procedures, to be properly brought at an annual meeting, business must be (a) by or at the direction of the Board or (b) by any shareholder who is a holder of record on the record date of such meeting and who complies with the Proposal Procedures.
     If you would like the Company to consider including a proposal in the Company’s proxy materials relating to the annual meeting of shareholders to be held in the year 2010, your written proposal must be received no later than March 26, 2010. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of shareholders. You should direct any such shareholder proposals to: Comarco, Inc., attn: Corporate Secretary, 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
     Shareholder proposals must be made in writing and must comply with all of the applicable requirements contained in the Company’s Amended and Restated Bylaws (as the same may be amended and/or restated from time to time). In order to comply with the Proposal Procedures currently in effect, to be timely, such notice must be received not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the immediately preceding year’s annual meeting of shareholders; provided, however, that if the annual meeting is convened more than 30 days before, or delayed by more than 30 days after, the one-year anniversary of the immediately preceding year’s annual meeting of shareholders, notice by the shareholder to be timely must be received by the Corporate Secretary at the above address not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which the date of such meeting is first publicly announced. Therefore, in order to be timely for the 2010 annual meeting, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not earlier than May 10, 2010 and not later than June 9, 2010, assuming that the 2010 annual meeting is held within 30 days of August 20, 2010. If you would like to submit a nomination or would like a copy of the requirements for nominations by shareholders contained in the Company’s Amended and Restated Bylaws, please direct your request in writing to: Comarco, Inc., attn: Corporate Secretary, 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
OTHER MATTERS
     The Board of the Company does not know of any matter to be acted upon at the meeting other than the matters described above. If other matters properly come before the meeting, the holders of the proxies will vote on such matters in accordance with their judgment.
ANNUAL REPORT
     The Company’s 2009 Annual Report to Shareholders is enclosed with this Proxy Statement.
     You may obtain, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2009, including the financial statements and the financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but the Company will charge a reasonable fee to shareholders requesting such exhibits. You should direct your request in writing to: Comarco, Inc., attn: Corporate Secretary, 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
     IN ORDER TO AVOID ADDED EXPENSE OR ADDITIONAL SOLICITATION OF PROXIES, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alisha K. Charlton

Alisha K. Charlton, Secretary
Lake Forest, California
July 24, 2009

COMARCO, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on August 20, 2009.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/CMRO • Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States,
Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

 A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors:	01 - Gerald D. Griffin 04 - Richard T. LeBuhn	02 - Jeffrey R. Hultman 05 - Robert J. Majteles	03 - Samuel M. Inman, III	+

	☐	Mark here to vote FOR all nominees

	☐	Mark here to WITHHOLD vote from all nominees
			01	02	03	04	05
	☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐

			For	Against	Abstain
2.	TO RATIFY THE APPOINTMENT BY THE COMPANY’S AUDIT AND FINANCE COMMITTEE OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2010.		☐	☐	☐	3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

B	Non-Voting Items

Change of Address — Please print new address below.

 C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

+

Comarco’s Proxy Statement and Annual Report are available online at www.envisionreports.com/cmro.
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — COMARCO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF SHAREHOLDERS CALLED FOR AUGUST 20, 2009 AND MAY BE REVOKED PRIOR TO ITS EXERCISE
The undersigned shareholder(s) of COMARCO, Inc. (“the Company”) a California corporation, having received the Notice of Annual Meeting of Shareholders and Proxy Statement dated July 24, 2009, hereby revokes all previous proxies and appoints Samuel M. Inman, III and Robert J. Majteles, or either of them, acting singly, as attorneys-in-fact and proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them, to represent the undersigned at the Annual Meeting of Shareholders of COMARCO, Inc. to be held on August 20, 2009 at 10:00 AM at the Company’s Offices at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630 and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth on the reverse side, as described in the accompanying Proxy Statement.
In the event the Directors are to be elected by cumulative voting, the proxies will have the discretion to cumulate votes and to distribute such votes among all or any nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 1) FOR ALL OF THE DIRECTORS NOMINATED BY THE BOARD, 2) FOR THE RATIFICATION OF THE APPOINTMENT BY THE COMPANY’S AUDIT AND FINANCE COMMITTEE OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND 3) IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT ONE OR MORE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 ON THE REVERSE SIDE IS UNABLE TO OR DECLINES TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SUCH PERSON(S) AS SHALL BE DESIGNATED BY THE COMPANY’S BOARD OF DIRECTORS, IF ANY.
IMPORTANT – PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY IN THE ACCOMPANYING PREPAID ENVELOPE

COMARCO, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

 A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors:	01 - Gerald D. Griffin 04 - Richard T. LeBuhn	02 - Jeffrey R. Hultman 05 - Robert J. Majteles	03 - Samuel M. Inman, III	+

☐	Mark here to vote FOR all nominees.

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04	05
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐

		For	Against	Abstain
2.	TO RATIFY THE APPOINTMENT BY THE COMPANY’S AUDIT AND FINANCE COMMITTEE OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2010.	☐	☐	☐	3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

 B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

■	1 U P X 0 2 2 4 2 9 2	+

<STOCK#>	0131IC

Comarco’s Proxy Statement and Annual Report are available online at www.envisionreports.com/cmro.
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — COMARCO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF SHAREHOLDERS CALLED FOR AUGUST 20, 2009 AND MAY BE REVOKED PRIOR TO ITS EXERCISE
The undersigned shareholder(s) of COMARCO, Inc. (“the Company”) a California corporation, having received the Notice of Annual Meeting of Shareholders and Proxy Statement dated July 24, 2009, hereby revokes all previous proxies and appoints Samuel M. Inman, III and Robert J. Majteles, or either of them, acting singly, as attorneys-in-fact and proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them, to represent the undersigned at the Annual Meeting of Shareholders of COMARCO, Inc. to be held on August 20, 2009 at 10:00 AM at the Company’s Offices at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630 and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth on the reverse side, as described in the accompanying Proxy Statement.
In the event the Directors are to be elected by cumulative voting, the proxies will have the discretion to cumulate votes and to distribute such votes among all or any nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 1) FOR ALL OF THE DIRECTORS NOMINATED BY THE BOARD, 2) FOR THE RATIFICATION OF THE APPOINTMENT BY THE COMPANY’S AUDIT AND FINANCE COMMITTEE OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND 3) IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT ONE OR MORE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 ON THE REVERSE SIDE IS UNABLE TO OR DECLINES TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SUCH PERSON(S) AS SHALL BE DESIGNATED BY THE COMPANY’S BOARD OF DIRECTORS, IF ANY.
IMPORTANT – PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY IN THE ACCOMPANYING PREPAID ENVELOPE